Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland International Value Fund
Investor Class Shares (HINVX)
Institutional Class Shares (HNNVX)

Supplement dated July 18, 2018 to

Prospectus and Summary Prospectus,
each dated May 1, 2018

The Board of Directors (the “Board”) of Heartland Group, Inc. (the “Company”) has approved the liquidation of the Heartland International Value Fund (the “Fund”), subject to shareholder approval.  Upon the recommendation of Heartland Advisors, Inc. (“Heartland”), the investment adviser to the Fund, the Board approved a Plan of Liquidation (the “Plan”) for the Fund on July 18, 2018.   After considering a variety of factors, the Board concluded it was in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company.

The Board also determined to close the Fund to purchases and incoming exchanges after market close on July 18, 2018.  Exceptions may be made in limited circumstances when approved by the officers of the Company where it is not operationally possible or otherwise impracticable to prohibit new purchases by an account.

Although the Fund will be closed to purchases, you may continue to redeem your shares of the Fund as provided in the Fund’s prospectus or exchange your shares of the Fund for other Heartland Funds, as provided in the Fund’s prospectus.  No redemption fees will be imposed by the Fund in connection with such redemptions or exchanges; however, please note that your financial intermediary may charge fees in connection with such redemptions or exchanges.

You should note that on or about July 19, 2018, the Fund will no longer actively pursue its stated investment objectives and Heartland will begin to liquidate the Fund’s portfolio.  The Fund’s portfolio managers will likely increase the Fund’s assets held in cash and cash equivalents in order to prepare for the orderly liquidation of the Fund and to meet anticipated redemption requests.

Shareholders will receive a proxy statement discussing the Board’s decision to recommend the liquidation of the Fund and requesting that shareholders vote to approve the liquidation of the Fund pursuant to the Plan at a special meeting of shareholders.  If the Plan is approved by shareholders, the Fund will be liquidated on or after the date of the shareholder meeting (the “Liquidation Date”).  Any shareholders who have not redeemed their shares prior to the Liquidation Date will have their shares redeemed in cash and will receive one or more payments representing their proportionate interest in the net assets of the Fund as of the Liquidation Date, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings.  The automatic redemption of shares on the Liquidation Date will generally be treated the same as any other redemption of shares for tax purposes, so that shareholders (other than tax-qualified plans or tax-exempt accounts) will recognize gain or loss for federal income tax purposes on the redemption of their Fund shares in the liquidation.  In addition, the Fund and its shareholders will bear transaction costs and tax consequences associated with the disposition of the Fund’s portfolio holdings prior to the Liquidation Date.  The Fund expects to have declared and paid, by the Liquidation Date, a distribution or distributions, which, together with all previous such distributions, will have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income and net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date.  The distribution or distributions may be reduced for any available capital loss carryforward and will include any additional amounts necessary to avoid federal excise tax. Shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.  Because the Fund has been closed to new investments, including those made through the automatic reinvestment of Fund distributions, all distributions made after the date of this prospectus supplement will be paid in cash.

Important Information for Retirement Plan Investors

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you hold your Fund shares through a tax-deferred retirement account, you should consult with your tax adviser or account custodian to determine how you may reinvest your redemption proceeds on a tax-deferred basis.  If you will receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA that is terminating as a result of the liquidation of the Fund, you must either roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, if applicable, or request the distribution be made directly to another IRA or eligible retirement plan.  Please note you can make only one tax-free rollover of a distribution you receive from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  If you receive a distribution from a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you must roll the distribution into an eligible retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year.  If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.